UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
Filed by the Registrant   ☐
Filed by a Party other than the Registrant   ☒
Check the appropriate box:
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Preliminary Proxy Statement

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Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

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Definitive Proxy Statement

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Definitive Additional Materials

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Soliciting Material Pursuant to §240.14a-12

Carver Bancorp, Inc.

(Name of Registrant as Specified in Its Charter)
Dream Chasers Capital Group LLC
Gregory Lewis
Shawn Herrera
Kevin Winters
Jeffrey Bailey
Jeffrey Anderson

(Name of Person(s) Filing Proxy Statement if other than the Registrant)
Payment of Filing Fee (Check all boxes that apply):
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No fee required.

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Fee paid previously with preliminary materials.

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Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a6(i)(1) and 0-11.

2024 ANNUAL MEETING OF SHAREHOLDERS
OF
CARVER BANCORP, INC.

PROXY STATEMENT
OF
DREAM CHASERS CAPITAL GROUP LLC
GREGORY LEWIS
SHAWN HERRERA
KEVIN WINTERS
JEFFREY BAILEY
JEFFREY ANDERSON

PLEASE VOTE THE ENCLOSED BLUE UNIVERSAL PROXY CARD FROM DREAM CHASERS TODAY — BY PHONE, BY
INTERNET OR BY SIGNING, DATING AND RETURNING IT IN THE POSTAGE-PAID ENVELOPE PROVIDED

IMPORTANT
November 4, 2024
To Our Fellow Carver Shareholders:
This Proxy Statement (this “Proxy Statement”) and the enclosed BLUE universal proxy card are being furnished to shareholders of Carver Bancorp, Inc. (“Carver” or the “Company”) in connection with the solicitation of proxies by Dream Chasers Capital Group LLC (“Dream Chasers”), Gregory Lewis, a citizen of the United States of America, Shawn Herrera, a citizen of the United States of America, Kevin Winters, a citizen of the United States of America, and Jeffrey Bailey, a citizen of the United States of America (all of the foregoing, collectively, the “Dream Chasers Beneficial Owners”), and Jeff Anderson, a citizen of the United States (collectively together with the Dream Chasers Beneficial Owners, the “Dream Chasers Group” or the “Participants”), to be used at the 2024 annual meeting of shareholders of Carver to be held virtually on December 12, 2024, including any adjournments or postponements thereof and any special meeting held in lieu thereof (the “2024 Annual Meeting”).
The Company has disclosed in its proxy statement that the 2024 Annual Meeting will be held on December 12, 2024 at 11.00am local time, and will be held virtually via live webcast. For details on how to attend the virtual 2024 Annual Meeting, please refer to the Company’s Proxy Statement. This Proxy Statement and the enclosed BLUE universal proxy card are first being furnished to shareholders on or about November 4, 2024.
THIS SOLICITATION IS BEING MADE BY THE DREAM CHASERS GROUP AND NOT ON BEHALF OF THE BOARD OF DIRECTORS OF THE COMPANY.
We are soliciting your proxy for the 2024 Annual Meeting in respect of the following matters:
1.
Election of Jeffrey Bailey (“Jeffrey Bailey,” or “Mr. Bailey”) and Jeffrey Anderson (“Jeff Anderson” or “Mr. Anderson” and with Jeffrey Bailey, each a “Dream Chasers Nominee” and together the “Dream Chasers Nominees”) to serve as a director of the Company for a term of three years (“Proposal 1”);

2.
Approval of the Carver Bancorp, Inc. 2024 Equity Incentive Plan (“Proposal 2”);

3.
Ratification of the appointment of BDO USA, LLP as the Company’s independent auditors for fiscal year ending March 31, 2025 (“Proposal 3”); and

4.
Advisory (non-binding) resolution to approve the compensation of the Named Executive Officers as described in the Company’s proxy statement (“Proposal 4”).

Except as set forth in this Proxy Statement, the Dream Chasers Group is not aware of any other matter to be considered at the 2024 Annual Meeting. However, if the Dream Chasers Group learns of any other proposals made at a reasonable time before the 2024 Annual Meeting, the Dream Chasers Group will either supplement this Proxy Statement and provide shareholders with an opportunity to vote by proxy directly on such matters or will not exercise discretionary authority with respect thereto. If other proposals are made thereafter, the persons named as proxies on the BLUE universal proxy card solicited by the Dream Chasers Group will vote such proxies in their discretion with respect to such matters.
The Company has fixed October 15, 2024 as the record date for determining shareholders entitled to notice of and to vote at the 2024 Annual Meeting (the “Record Date”). Shareholders of record at the close of business on the Record Date will be entitled to vote at the 2024 Annual Meeting. According to the Company’s Proxy Statement dated October 31, 2024 (the “Company Proxy Statement”), the outstanding voting stock of Carver as of the Record Date consisted of 5,140,872 shares of common stock, par value $0.01 (the “Shares”). Each Share has one vote.
As of the date of this Proxy Statement, the Participant’s beneficially own an aggregate of 497,774 Shares, representing approximately 9.7% of the Company’s outstanding Shares (based on information disclosed in the Company’s Proxy Statement as of the Record Date).
The Dream Chasers Group is seeking your proxy to vote “FOR” the election of Jeffrey Bailey and Jeff Anderson, to “WITHHOLD” on Kenneth J. Knuckles and Jillian E. Joseph (the “Opposed Company Nominees”) and to vote “AGAINST” the Company’s “say-on-pay” advisory (non-binding) resolution to approve the compensation of the Named Executive Officers as described in the Company’s Proxy Statement in Proposal 4. The Dream Chasers Beneficial Owners intend to vote all of their Shares “FOR” the election of the Dream Chasers Nominees, “WITHHOLD” on the Opposed Company Nominees, and “AGAINST” the Company’s “say-on-pay” advisory (non-binding) resolution to approve the compensation of the Named Executive Officers as described in the Company’s Proxy Statement in Proposal 4. The Dream Chasers Group makes no recommendation with respect to Proposals 2 and 3 and it will exercise its discretion to cause your proxy to abstain from voting on Proposals 2 and 3 to the extent you have not indicated your vote on such Proposals. Otherwise, the Dream Chasers Group will vote in accordance with your instructions provided on the BLUE universal proxy card that is signed and returned, subject to the conditions discussed below.
The Dream Chasers Group and the Company will each be using a universal proxy card for voting on the election of directors at the 2024 Annual Meeting, which will include the names of all nominees for election to the Board.
Shareholders will have the ability to vote for up to two nominees on the Dream Chasers Group’s enclosed BLUE universal proxy card. If you receive a BLUE universal proxy card or voting instruction form, there is no need to use the Company’s White Proxy card or voting instruction form, regardless of how you wish to vote. If you do vote on the White Proxy card or voting instruction form, we urge you to vote “FOR” the Dream Chasers Group Nominees and “WITHHOLD” on the Opposed Company Nominees.
Shareholders are permitted to vote for any combination of (up to two total) the Dream Chasers Nominees, Jeffrey Bailey and Jeff Anderson, and the Opposed Company Nominees on the BLUE universal proxy card. However, if shareholders choose to vote on any of the Opposed Company Nominees, we recommend that shareholders “WITHHOLD” on the Opposed Company Nominees. We believe the best opportunity for Jeffrey Bailey and Jeff Anderson to be elected is by voting “FOR” Jeffrey Bailey and Jeff Anderson, and to “WITHHOLD” on the Opposed Company Nominees, on the BLUE universal proxy card.
YOU MAY VOTE “FOR” UP TO TWO NOMINEES IN TOTAL. IF YOU VOTE ON AT LEAST ONE NOMINEE BUT FEWER THAN TWO NOMINEES IN PROPOSAL 1, YOUR SHARES WILL ONLY BE VOTED “FOR” THOSE NOMINEES YOU HAVE SO MARKED. IF YOU VOTE “FOR” MORE THAN TWO NOMINEES ON PROPOSAL 1 ON EITHER THE BLUE PROXY CARD OR THE BLUE VOTING INSTRUCTION FORM, YOUR VOTES ON PROPOSAL 1 WILL BECOME INVALID AND NOT BE COUNTED.

The Dream Chasers Group reserves the right to withdraw the nomination of either of the Dream Chasers Nominees. In any such case, the Dream Chasers Group will give prompt notice to the Company of any such withdrawal and the Dream Chasers Group will file and disclose to shareholders the relevant information. The Dream Chasers Group has no reason to believe that Jeffrey Bailey and Jeff Anderson will be unable or unwilling to serve as director.
The Dream Chasers Group Urges Shareholders to “WITHHOLD” on the Opposed Company Nominees
Due in part, to the nature of the SEC’s newly-adopted universal proxy rules and the manner in which votes will be tabulated, to help ensure the election of Jeffrey Bailey and Jeff Anderson, we recommend that shareholders vote “FOR” Jeffrey Bailey and Jeff Anderson and “WITHHOLD” on the Opposed Company Nominees.
WE BELIEVE JEFFREY BAILEY AND JEFF ANDERSON’S SIGNIFICANT EXPERTISE AND LONG TRACK RECORD OF BUSINESS EXPERIENCE WILL BE INVALUABLE TO THE COMPANY AS IT WORKS TO OVERCOME ITS CHALLENGES. ACCORDINGLY, THE DREAM CHASERS GROUP URGES YOU TO VOTE YOUR BLUE UNIVERSAL PROXY CARD “FOR” THE DREAM CHASERS NOMINEES, TO “WITHHOLD” ON THE OPPOSED COMPANY NOMINEES, AND TO VOTE “AGAINST” PROPOSAL 4. THE DREAM CHASERS GROUP MAKES NO RECOMMENDATION WITH RESPECT TO PROPOSALS 2 AND 3.
Other Disclosures and Voting Information
The Participants represent that (i) they intend to, or are part of a group which intends to, deliver a proxy statement and form of proxy to holders of at least the percentage of the Company’s outstanding capital stock required to elect the Dream Chasers Nominees at the 2024 Annual Meeting, and (ii) they intend to, or are part of a group which intends to, solicit the holders of shares representing at least 67% of the voting power of shares entitled to vote on the election of directors in support of the Dream Chasers Nominees.
You may vote in person by attending the 2024 Annual Meeting. Written ballots will be distributed to shareholders who wish to vote in person at the 2024 Annual Meeting. If you hold your Shares through a bank, broker or other custodian, you must obtain a legal proxy from such bank, broker or other custodian in order to vote in person at the meeting. In addition, as explained in the detailed instructions on your BLUE universal proxy card, there are three other ways you may vote:
1.
Vote via the Internet by following the voting instructions on the BLUE universal proxy card or the voting instructions provided by your broker, bank or other holder of record. Internet voting procedures are designed to authenticate your identity, allow you to vote your Shares and confirm that your instructions have been properly recorded. Your Internet vote authorizes the named proxies to vote your Shares in the same manner as if you had signed and returned a proxy card. If you submit your vote by Internet, you may incur costs associated with electronic access, such as usage charges from Internet access providers and telephone companies;

2.
Vote by telephone by following the voting instructions on the BLUE universal proxy card or the instructions provided by your broker, bank or other holder of record. Your telephone vote authorizes the named proxies to vote your Shares in the same manner as if you had signed and returned a proxy card; or

3.
Sign, date and return the enclosed BLUE universal proxy card in the enclosed postage-paid envelope. We recommend that you vote on the BLUE universal proxy card even if you plan to attend the 2024 Annual Meeting.

IF YOU HAVE ALREADY VOTED USING THE COMPANY’S WHITE PROXY CARD, YOU MAY REVOKE YOUR PREVIOUSLY SIGNED WHITE PROXY BY SIGNING AND RETURNING A LATER-DATED BLUE UNIVERSAL PROXY CARD IN THE ENCLOSED POSTAGE-PAID ENVELOPE, BY DELIVERING A WRITTEN NOTICE OF REVOCATION TO THE DREAM CHASERS GROUP OR TO THE SECRETARY OF THE COMPANY, OR BY INSTRUCTING US BY TELEPHONE OR VIA THE INTERNET AS TO HOW YOU WOULD LIKE YOUR SHARES VOTED (INSTRUCTIONS ARE

ON YOUR BLUE UNIVERSAL PROXY CARD). ONLY THE LATEST VALIDLY EXECUTED PROXY THAT YOU SUBMIT WILL BE COUNTED.
HOLDERS OF SHARES AS OF THE RECORD DATE ARE URGED TO SUBMIT A BLUE UNIVERSAL PROXY CARD EVEN IF YOUR SHARES WERE SOLD AFTER THE RECORD DATE.
IF YOUR SHARES ARE HELD IN THE NAME OF A BROKERAGE FIRM, BANK, BANK NOMINEE OR OTHER INSTITUTION ON THE RECORD DATE, ONLY THAT INSTITUTION CAN VOTE THOSE SHARES AND ONLY UPON RECEIPT OF YOUR SPECIFIC INSTRUCTIONS.
ACCORDINGLY, PLEASE CONTACT THE PERSON RESPONSIBLE FOR YOUR ACCOUNT AND INSTRUCT THAT PERSON TO SIGN AND RETURN ON YOUR BEHALF THE BLUE UNIVERSAL PROXY CARD AS SOON AS POSSIBLE.
Dream Chasers has retained Okapi Partners LLC to assist in communicating with shareholders in connection with the proxy solicitation and to assist in efforts to obtain proxies. If you have any questions concerning this Proxy Statement, would like to request additional copies of this Proxy Statement or need help voting your Shares, please contact:
Okapi Partners LLC
1212 Avenue of the Americas, 17th Floor
New York, New York 10036
Shareholders Call Toll-Free: +1 (877) 629-6356
Banks and Brokers Call Collect: +1 (212) 297-0720
Email: info@okapipartners.com

REASONS TO VOTE FOR THE DREAM CHASERS NOMINEES
The Dream Chasers Group believes it is crucially important to return Carver to profitability, and that it is time for shareholders to take action. We have nominated two highly qualified, experienced and independent nominees to serve on the Company’s Board of Directors. These nominees will seek to hold the Board and management accountable to shareholders, seek to drive strategic and profitable growth, and help ensure the Company can fulfill its important role in the community.
About Nominee #1: Jeffrey (Jeff) Anderson
Jeffrey (Jeff) Anderson is 64 years old, and recently retired after spending over thirty years in banking and financial services. In his various roles, Mr. Anderson has proven to be a results-driven and accomplished senior financial management executive and corporate officer with extensive experience in insurance, consumer banking, expense management governance and execution, project management, budgeting, risk management, centers of excellence operations, asset management, and compliance. Mr. Anderson possesses a successful track record of increasing corporate profitability and shareholder value by leading the execution of competitive business strategies that increase revenues and reduce expenses on a global scale.
From 2018 until his retirement in 2020, Mr. Anderson was an executive director at J.P. Morgan Chase, where he was responsible for global expense management initiatives to drive and track nearly $2 billion in cost reductions. Before rejoining J.P. Morgan Chase, he was senior vice president for corporate planning at Bank of America.
Mr. Anderson served in a variety of senior roles at AIG for over eight years, first as CFO of the company’s asset management support functions where he implemented expense management programs that reduced spending by 15% in the unit and were replicated across AIG. He later served as Global Head of Expense Management, where he created governance, policies and procedures, and spend and compliance reporting across all businesses, and developed a diversity council and talent development initiatives. Finally, he served in Chief of Staff roles for the Chief Administrative Officer and the CEO of the Global Consumer Insurance Business.
Prior to AIG, Mr. Anderson served in several CFO roles at J.P. Morgan Chase, including for the Investment Banking Operations and Technology group and Treasury and Security Services Technology group. He was also CFO for the Northeast Region Retail Banking organization, which included over 800 tri-state area banking centers and at the time comprised an income statement with $3.7 billion in revenue, $1.7 billion in pretax earnings, a balance sheet of $100 billion in deposits and investments, and $15 billion in loans.
Mr. Anderson was born and raised in Harlem. He currently serves the Board of Directors of three Harlem-based non-profit organizations: The Mama Foundation for the Arts, the Harlem Goju Association and YES Inc. He also serves on the Board of the Bergen Community College Foundation.
Mr. Anderson is a graduate of Baruch College, where he studied accounting, and received his M.B.A. from the University of Michigan’s Ross School of Business.
About Nominee #2: Jeffrey John Bailey
Jeffrey John Bailey is Carver’s largest individual shareholder.
Mr. Bailey is 58 years old and the CEO of Dunham Metal Processing in Orange, California, a provider of specialized metal parts and components. The company was founded by Mr. Bailey’s grandfather in 1962 and focused in its first two decades on manufacturing metal components for the bath and shower category, largely for customers located in Southern California.
Mr. Bailey joined the company on a full-time basis in 1988, working on the factory floor and assisting his grandfather in running the business. He has been the CEO of Dunham since 2016. Facing challenging economic and market conditions, Mr. Bailey immediately focused on sales, marketing and product development to diversify the business and ensure its long-term viability.

When Mr. Bailey joined the company, it had six employees working one shift. Today, Dunham has 90 employees across three shifts. Mr. Bailey steadily added capabilities to meet additional needs for customers, and today supplies a wide range of anodized, coated, plated and laser-engraved metal components for the automotive, maritime, aerospace and medical equipment industries. The company now serves customers nationwide, and Mr. Bailey has presided over a 25x increase in sales over the course of his tenure.
Mr. Bailey is also responsible for managing the company’s banking relationships. He has deep experience establishing and managing a range of corporate and business banking accounts, including lines of credit.
In addition to his role with Dunham, Bailey manages his family’s extensive portfolio of real estate and investment holdings.

BACKGROUND TO THE SOLICITATION
The following is a chronology of material events leading up to this proxy solicitation:
•
On July 29, 2022, Dream Chasers Capital Group sent the Company a letter asking it to consider a potential business combination with an innovative financial technology company.

•
On September 14, 2022, Carver acknowledged receipt of the July 29 letter and requested information about Dream Chasers’ advisors on the proposal.

•
On November 11, 2022, Dream Chasers responded to the Company to provide the names of its legal and banking advisors and suggest a meeting to discuss the proposal

•
On December 19, 2022, the Company responded to Dream Chasers and proposed a meeting after the Christmas holiday.

•
On December 30, 2022, Dream Chasers responded and offered availability for a meeting in late January.

•
On May 12, 2023, Dream Chasers again responded to the Company to provide updated information on its advisors and to suggest dates in June for a meeting.

•
In late May and early June of 2022, Dream Chasers and the Company corresponded on several occasions to agree on a date for a meeting.

•
On June 12, 2023, Mr. Greg Lewis of Dream Chasers met with members of the Carver management team, including then-CEO Michael Pugh, and members of the Board to discuss Dream Chasers’ proposal for a business combination to drive growth and returns.

•
On June 23, 2023, responding to a request from the Company during the June 12 meeting, Dream Chasers sent the Company a written summary of the business combination proposal that was discussed in the meeting.

•
On July 10, 2023, Dream Chasers sent the Company a follow-up email to ask about the status of the proposal.

•
On July 10, 2023, Michael Pugh, the then-CEO of Carver, responded, indicating that a Board meeting would be held in July during which the proposal would be discussed.

•
On August 7, 2023, Mr. Jeffrey Bailey emailed members of the Carver Board, including then-CEO Michael Pugh, about his concerns over sales of Carver shares to the National Community Investment Fund and to Board members that diluted existing shareholders. Mr. Bailey received no reply to his concerns.

•
On August 14, 2023, Dream Chasers sent the Company a letter, offering to purchase 35% of the common stock of the Company for $2.75 – $3.00 per share.

•
On August 18, 2023, the Company sent Dream Chasers a letter rejecting the offer to purchase 35% of the common stock of Carver.

•
On August 31, 2023, Dream Chasers issued a press release announcing its offer to purchase 35% of the common stock of Carver.

•
On October 27, 2023, Dream Chasers sent the Company an email reiterating its offer to purchase 35% of the common stock of Carver.

•
On November 20, 2023, Dream Chasers issued a press release announcing it had increased its offer from $3.00 per share to $3.25 per share to acquire 35% of the common stock of Carver.

•
In November and December of 2023, and early January 2024, Dream Chasers followed up with the Company several times about the offer to acquire up to 35% of the common stock of Carver, requested a meeting to discuss the offer, and corresponded with the Company’s outside counsel to arrange a mutually agreeable time for a meeting.

•
On January 24, 2024, Mr. Greg Lewis of Dream Chasers met with certain members of the Board of Carver to discuss the proposal to purchase up to 35% of the shares of common stock of Carver. At the meeting, Mr. Lewis also handed the Board a letter from Mr. Bailey to the Board, expressing his support of Dream Chasers’ bid to acquire 35% of Carver. After the meeting, Dream Chasers followed up by email with a list of action items and requests.
•
On January 25, 2024, Dream Chasers issued a press release announcing it had met with members of Carver’s Board on January 24, 2024.

•
On January 31, 2024, Dream Chasers followed up with the Board to request a decision on the offer to purchase up to 35% of the shares of the common stock of Carver. Later that day, the Company issued a press release and letter to shareholders rejecting the Dream Chasers offer to purchase up to 35% of the shares of the common stock of Carver.

•
On July 12, 2024, Dream Chasers privately submitted to the Company its notice of director nomination to nominate the Dream Chasers Nominees for election to the Board at the 2024 Annual Meeting (including any adjournments or postponements thereof or any special meeting that may be called in lieu thereof).

•
On July 18, 2024, the Company sent Dream Chasers a letter confirming receipt of the nominations.

•
On July 23, 2024, Dream Chasers issued a press release announcing its nomination of the Dream Chasers Nominees.

•
In August, September and early October of 2024, Dream Chasers’ outside counsel followed up on several occasions to request a response to the nominations, and corresponded with the Company to determine a date for interviews of the nominees.

•
On October 17, 2024, each of the Dream Chasers Nominees were interviewed by members of the Issuer’s Nomination and Governance Committee.

•
On October 18, 2024, the Company filed a preliminary proxy statement for the 2024 Annual Meeting, including opposing the election of the two Dream Chasers Nominees.

•
On October 22, 2024, the Dream Chasers Beneficial Owners filed a Schedule 13D with the SEC.

•
On October 24, 2024, the Dream Chasers Group filed its preliminary proxy statement with the SEC.

•
On October 29, 2024, Dream Chasers sent a books and records demand letter to the Company requesting, among other items, information relating to the stockholders of the Company for purposes of soliciting proxies in connection with the 2024 Annual Meeting.

•
On October 31, 2024, the Company filed its definitive proxy statement for the 2024 Annual Meeting, to be held on December 12, 2024.

•
On November 4, 2024, the Dream Chasers Beneficial Owners filed an amendment to the Schedule 13D that was filed on October 22, 2024.

•
On November 4, 2024, the Dream Chasers Group filed this definitive proxy statement with the SEC.

PROPOSAL 1: ELECTION OF DIRECTORS
Based on the Company’s Proxy Statement, along with other public filings and material contained on the Company’s website, two directors are to be elected to the Board at the 2024 Annual Meeting. The Dream Chasers Group recommends that shareholders elect Jeffrey Bailey and Jeff Anderson as directors of the Company at the 2024 Annual Meeting. We therefore urge shareholders to vote “FOR” Jeffrey Bailey and Jeff Anderson and to “WITHHOLD” on the Opposed Company Nominees.
Jeffrey Bailey and Jeff Anderson have consented to being named in a Proxy Statement relating to the 2024 Annual Meeting as a nominee and to serving as a director of the Company if elected. If elected, the initial term of Jeffrey Bailey and Jeff Anderson will be to serve until the annual meeting of stockholders held three years next following and until his successor shall have been duly elected and qualified in accordance with the Bylaws. We have no knowledge of any facts that would prevent a final determination by the Board that each of Jeffrey Bailey and Jeff Anderson is independent in accordance with the corporate governance standards of the Company, the pertinent listing standards of NASDAQ and under paragraph (a)(1) of Item 407 of Regulation S-K. Jeffrey Bailey and Jeff Anderson satisfies all qualifications required by the Delaware General Corporation Law (the “DGCL”) to be a director of the Company.
The Dream Chasers Group believes that Jeffrey Bailey and Jeff Anderson’s significant expertise and long track record and successful business experience will be invaluable to Carver as it works to overcome its challenges. Furthermore, because we believe that many of these challenges relate to the Company’s corporate governance practices and lack of accountability, we believe that the addition of motivated independent directors, including Mr. Bailey having a significant ownership stake, would help to bring an ownership mentality to the boardroom and increase transparency and accountability. As members of the Board, Jeffrey Bailey and Jeff Anderson would seek to help the Company improve performance by enhancing corporate governance practices, fixing operations and strategy and improving capital allocation.
The Dream Chasers Beneficial Owners intend to vote all of their Shares “FOR” Jeffrey Bailey and Jeff Anderson and to “WITHHOLD” on the Opposed Company Nominees. If both Jeffrey Bailey and Jeff Anderson are elected they will only represent two out of seven members of the Board, and if only one is elected he will represent one out of seven members of the Board, and therefore there can be no assurance that either Jeffrey Bailey or Jeff Anderson individually can implement the actions that they believe are necessary to enhance shareholder value.
Biographical Information of the Dream Chasers Nominees
Set forth above in the section entitled Reasons to Vote for the Dream Chasers Nominees is background information about each of Jeffrey Bailey and Jeff Anderson, including their name, age, principal occupation and employment and public company directorships held during the past five years, as well as a description of the qualifications, attributes and skills that especially qualify Jeffrey Bailey and Jeff Anderson to serve as a director of the Company. That information has been furnished to us by the Dream Chasers Nominees. Each of the Dream Chasers Nominees is a citizen of the United States of America. The nomination was made in a timely manner and in compliance with applicable provisions of the Company’s governing instruments. Please see the section of this Proxy Statement titled “Information About the Participants” for additional information about each of the Dream Chasers Nominees, including information about their beneficial ownership of Shares.
None of the organizations or corporations referenced in the biographies of each of the Dream Chasers Nominees is a parent, subsidiary or other affiliate of the Company. Each of Jeffrey Bailey and Jeff Anderson have consented to being named as a nominee in this Proxy Statement and to serving as a director of the Company, if elected. The Dream Chasers Group reserves the right to withdraw the nomination of either of the Dream Chasers Nominees or any additional or substitute nominee at any time, if applicable. In any such case, the Dream Chasers Group will give prompt notice to the Company of any such withdrawal and the Dream Chasers Group will disclose to shareholders the relevant information.
Interests in the Solicitation
The Dream Chasers Nominees may be deemed to have an interest in their nominations for election to the Board by virtue of the compensation that the Dream Chasers Nominees will receive from the Company as a director, if elected to the Board, and as described below. We expect that the Dream Chasers Nominees, if elected, will be indemnified for their service as directors of the Company to the same extent indemnification is provided to the current directors of the Company under the Bylaws and the Company’s Amended and Restated Certificate of Incorporation and be covered by the policy of insurance which insures the Company’s directors and officers (See the section entitled “Director Nominee Consent and Indemnification” below).
The Participants could be considered to have an indirect interest in this Proposal 1 (Election of the Dream Chasers Nominees as Directors), as described in further detail herein. Other than as set forth in this Proxy Statement, no Participant, or any associate of any Participant, has any substantial interest, direct or indirect, by security holdings or otherwise, in any matter to be acted upon at the 2024 Annual Meeting.
Mr. Lewis is the Manager and Chief Executive Officer of Dream Chasers, and controls the investment and voting decisions of Dream Chasers with respect to any securities held by Dream Chasers, including any interests in Shares held by it. Mr. Lewis is entitled to an incentive allocation from Dream Chasers, which is customary in the investment management industry and is based on a percentage of the increase or decrease in the value of the investment portfolio of Dream Chasers, of which interests in Shares form a part as of the date hereof. Mr. Lewis is also entitled to a management fee based on a percentage of the total value of the investment portfolio of Dream Chasers.
Arrangements Between Dream Chasers Group and the Dream Chasers Nominees
There are no arrangements or other agreements that have been entered into between the Dream Chasers Group and any of the Dream Chasers Nominees with respect to any securities of the Company.
Each of the Dream Chasers Nominees has executed a written consent to being named in this Proxy Statement and to serving as a director, if elected.
Except as set forth in this subsection or elsewhere in this Proxy Statement, (i) the Dream Chasers Nominees will not receive any compensation from any member of the Dream Chasers Group to serve as nominees for election or as a director, if elected, of the Company, and (ii) there are no arrangements or understandings between the Dream Chasers Nominees and any other party pursuant to which any such Dream Chasers Nominees were or are to be selected as a director or nominee, as applicable.
You should refer to the Company’s definitive Proxy Statement (the “Company’s Proxy Statement”) and form of proxy distributed by the Company for the background, qualifications and other information concerning the Opposed Company Nominees. There is no assurance that any of the Company’s other directors will continue to serve as directors if either of the Dream Chasers Group’s nominees are elected to the Board. In the event that Jeffrey Bailey and /or Jeff Anderson is elected and that one or more of the Company’s directors declines to serve with either of Jeffrey Bailey and Jeff Anderson, the Bylaws provide that the resulting vacancies may be filled by the directors then in office, even if less than a quorum, or by a sole remaining director.
The Dream Chasers Group and the Company will each be using a universal proxy card for voting on the election of directors at the 2024 Annual Meeting, which will include the names of all nominees for election to the Board.
Shareholders will have the ability to vote for up to two nominees on the Dream Chasers Group’s enclosed BLUE universal proxy card. There is no need to use the Company’s white proxy card or voting instruction form, regardless of how you wish to vote.
Vote Required.
According to Article II of the Bylaws, in contested elections such as this one, the affirmative vote of a plurality of the votes cast at the 2024 Annual Meeting is required for the election of each director nominee (meaning that the two director nominees who receive the highest number of shares voted “FOR” their election by the common shareholders will be elected to the Board). Because the directors will be elected by the affirmative vote of a plurality of the votes, withhold votes will have no effect on the outcome of Proposal 1.

WE STRONGLY URGE YOU TO VOTE FOR THE ELECTION OF JEFFREY BAILEY AND JEFF ANDERSON AND TO WITHHOLD ON THE OPPOSED COMPANY NOMINEES BY SIGNING, DATING AND RETURNING YOUR BLUE UNIVERSAL PROXY CARD TODAY IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

PROPOSAL 2: APPROVAL OF THE COMPANY’S 2024 EQUITY INCENTIVE PLAN
Vote Required
The approval of the Company’s 2024 Equity Incentive Plan (the “Equity Incentive Plan”) requires the affirmative vote of the holders of a majority of the number of votes cast at the Annual Meeting. Abstentions and broker non-votes will have no effect on the outcome of this proposal.
The Dream Chasers Group makes no recommendation with respect to Proposal 2 and it will exercise its discretion to cause your proxy to abstain from voting on Proposal 2 to the extent you have not indicated your vote on such Proposal.

PROPOSAL 3: RATIFICATION OF THE APPOINTMENT OF AUDITORS
The ratification of the appointment of BDO USA, LLP as the Company’s independent auditor requires the affirmative vote of the holders of a majority of the number of votes eligible to be cast by the holders of shares entitled to vote at the 2024 Annual Meeting present, electronically or by proxy, and entitled to vote at the Annual Meeting. Abstentions and broker non-votes will have no effect on the outcome of this proposal.
The Dream Chasers Group makes no recommendation with respect to Proposal 3 and it will exercise its discretion to cause your proxy to abstain from voting on Proposal 3 to the extent you have not indicated your vote on such Proposal.

PROPOSAL 4: ADVISORY VOTE TO APPROVE THE COMPENSATION OF NAMED EXECUTIVE OFFICERS
According to the Company’s Proxy Statement, the Board requests that the Stockholders approve the compensation of its Named Executive Officers (as described in the Company Proxy Statement) pursuant to Section 14A of the Exchange Act. A discussion of this matter can be found in the Company’s Proxy Statement entitled “Compensation of Directors and Executive Officers.” This vote is advisory and not binding on the Company, but the Company Proxy Statement states that the Board and the Compensation Committee value the opinions of the Stockholders and will consider the outcome of the vote in determining its executive compensation program.
“Say-on-Pay” Vote
The Company Proxy Statement provides that the Board maintains a pay for performance philosophy that forms the foundation for all of the Compensation Committee’s decisions regarding executive compensation.
The Company Proxy Statement states that the following resolution is submitted for a Stockholder vote at the 2024 Annual Meeting:
RESOLVED, that the stockholders of Carver Bancorp, Inc. (the “Company”) approve, on an advisory basis, the compensation of the Company’s Named Executive Officers disclosed in this Proxy Statement, including the compensation tables and other narrative executive compensation disclosures set forth in this Proxy Statement.
The Company Proxy Statement states that the advisory vote, commonly referred to as a “Say-on-Pay” advisory vote, is non-binding on the Board of Directors. Although non-binding, the Company’s Proxy Statement states that the Board of Directors and the Compensation Committee value constructive dialogue on executive compensation and other important governance topics with our stockholders and encourages all stockholders to vote their shares on this matter. It further states that the Board of Directors and the Compensation Committee will review the voting results and take them into consideration when making future decisions regarding its executive compensation programs.
The Dream Chasers Group does not believe that the Company’s performance justifies the executive officer compensation disclosed in the Company Proxy Statement. The Company’s stock price reached an all-time low in October of 2023, and remains significantly depressed from historical levels. Total shareholder returns over the last ten years do not justify the executive compensation that the Board has approved over that time.
Approval of this proposal requires the affirmative vote of the holders of a majority of the number of votes eligible to be cast by the holders of shares present, electronically or by proxy, and entitled to vote at the Annual Meeting. Abstentions and broker non-votes will have no effect on the outcome of this proposal. Your vote is advisory and will not be binding upon the Board of Directors of the Company.
WE RECOMMEND A VOTE “AGAINST” THIS PROPOSAL AND INTEND TO VOTE OUR DREAM CHASERS GROUP SHARES “AGAINST” THIS PROPOSAL.

ADDITIONAL PARTICIPANT INFORMATION
As described herein, the Participants in the proxy solicitation are comprised of Dream Chasers Capital Group LLC, Gregory Lewis, Shawn Herrera, Kevin Winters, Jeffrey Bailey and Jeff Anderson.
Dream Chasers is an investment vehicle with a business address of 26 Broadway, 8th Floor, New York, New York 10004. The principal occupation of Mr. Lewis is serving as Chief Executive Officer and manager of Dream Chasers, with a business address c/o Dream Chasers Capital Group, 26 Broadway, 8th Floor, New York, New York 10004. The principal occupation of Mr. Herrera is the Chief Executive Officer of Mazda Computing, with a business address at 500 Los Viboras Road, Hollister, CA 95023. The principal occupation of Mr. Winters is a business development executive at Isat-Tamaro, with a business address at 6452 Acacia Lane, Yorba Linda, CA 92886. The principal occupation of Mr. Bailey is as Chief Executive Officer at Dunham Metal Processing, with a business address at 936 N. Parker Street, Orange, CA 92867. The principal occupation of Mr. Anderson is a retired executive, with a business address at 100 Park Avenue, Fort Lee, NJ 07430.
The Dream Chasers Beneficial Owners collectively beneficially own an aggregate of 497,774 Shares, representing approximately 9.7% of the Company’s outstanding Shares (based on information disclosed in the Company Proxy Statement regarding the number of outstanding Shares as of the Record Date). Each member of the Dream Chasers Group is a participant in this proxy solicitation. Of the Dream Chasers Group’s Shares, 100 are held by Dream Chasers as the Record Stockholder in record name.
Applicable percentage ownership is based on 5,140,872 Shares issued and outstanding as of the Record Date, which is the total number of Shares outstanding as set forth in the Company Proxy Statement, adjusted as required by rules promulgated by the SEC. These rules generally attribute beneficial ownership of securities to persons who possess sole or shared voting power or investment power with respect to those securities.
For additional information about the Participants and their beneficial ownership of Shares, as well as information regarding purchases and sales of securities of the Company during the past two (2) years by the Participants in this solicitation, please see Annex A.
The Shares owned directly by each member of the Dream Chasers Group were purchased with personal funds or, in the case of Dream Chasers, with its own capital.
Annex A shows the number of Shares that are beneficially owned (within the meaning of Rule 13d-3 under the Exchange Act) by each Participant as of the date of this Proxy Statement.
Except as set forth in this subsection or in Annex A, no Participant, and no associate of any Participant, owns beneficially, directly or indirectly, or of record but not beneficially, any securities of the Company, or any parent or subsidiary of the Company, nor has any Participant purchased or sold any securities of the Company within the last two years.
The Dream Chasers Beneficial Owners, as members of a “group” for the purposes of Section 13(d)(3) of the Exchange Act, may be deemed the beneficial owner of the Shares directly owned by the other Dream Chasers Beneficial Owners. Each Participant disclaims beneficial ownership of such Shares except to the extent of his or its pecuniary interest therein.
Each of the Participants has an interest in the election of directors at the 2024 Annual Meeting through the ownership of the Shares as described in this Proxy Statement or as a Dream Chasers Nominee, as applicable.
Except as set forth in this Proxy Statement (including the Annexes hereto), (i) during the past 10 years, no participant in this solicitation has been convicted in a criminal proceeding (excluding traffic violations or similar misdemeanors); (ii) no participant in this solicitation directly or indirectly beneficially owns any securities of the Company; (iii) no participant in this solicitation owns any securities of the Company which are owned of record but not beneficially; (iv) no participant in this solicitation has purchased or sold any securities of the Company during the past two years; (v) no part of the purchase price or market value of the securities of the Company owned by any participant in this solicitation is represented by funds borrowed or otherwise obtained for the purpose of acquiring or holding such securities; (vi) no participant in this solicitation is, or within the past year was, a party to any contract, arrangements or understandings with any person with respect to any securities of the Company, including, but not limited to, joint ventures, loan or option arrangements, puts or calls, guarantees against loss or guarantees of profit, division of losses or profits, or the giving or withholding of proxies; (vii) no associate of any participant in this solicitation owns beneficially, directly or indirectly, any securities of the Company; (viii) no participant in this solicitation owns beneficially, directly or indirectly, any securities of any parent or subsidiary of the Company; (ix) no participant in this solicitation or any of his or its associates was a party to any transaction, or series of similar transactions, since the beginning of the Company’s last fiscal year, or is a party to any currently proposed transaction, or series of similar transactions, to which the Company or any of its subsidiaries was or is to be a party, in which the amount involved exceeds $120,000; (x) no participant in this solicitation or any of his or its associates has any arrangement or understanding with any person with respect to any future employment by the Company or its affiliates, or with respect to any future transactions to which the Company or any of its affiliates will or may be a party; and (xi) no participant in this solicitation has a substantial interest, direct or indirect, by securities holdings or otherwise, in any matter to be acted on at the Annual Meeting.
Legal Proceedings
To the knowledge of the Dream Chasers Group, there are no material legal proceedings to which any Participant or the Dream Chasers Nominees or any of their respective associates are a party adverse to the Company or any of its subsidiaries, or any material legal proceedings in which any of the Participants, or the Dream Chasers Nominees or any of their respective associates have a material interest adverse to the Company or any of its subsidiaries.

PROXY INFORMATION
The enclosed BLUE universal proxy card may be executed only by holders of record of Shares on the Record Date. If you were a shareholder of record on the Record Date, you will retain your voting rights at the 2024 Annual Meeting even if you sell your Shares after the Record Date. Accordingly, it is important that you vote the Shares held by you on the Record Date, or grant a proxy to vote your Shares on the BLUE universal proxy card, even if you sell your Shares after the Record Date. The Shares represented by each BLUE universal proxy card that is properly executed and returned to the Dream Chasers Group will be voted at the 2024 Annual Meeting in accordance with the instructions marked thereon.
If you have signed the BLUE universal proxy card and no marking is made, you will be deemed to have given a direction with respect to all of the Shares represented by the BLUE universal proxy card (i) to vote “FOR” the election of Jeffrey Bailey and Jeff Anderson, and to “WITHHOLD” on the Opposed Company Nominees and (ii) vote “AGAINST” Proposal 4. The Dream Chasers Group makes no recommendation with respect to Proposals 2 and 3 and it will exercise its discretion to cause your proxy to abstain from voting on Proposals 2 and 3 to the extent you have not indicated your vote on such Proposals. Otherwise, the Dream Chasers Group will vote in accordance with your instructions provided on the BLUE universal proxy card that is signed and returned, subject to the conditions discussed below.
If you hold your Shares in the name of one or more brokerage firms, banks or nominees, only they can vote your Shares and only upon receipt of your specific instructions. Accordingly, you should contact the person responsible for your account and give instructions to them to sign and return a BLUE universal proxy card representing your Shares. Note that any voting instruction form provided by Broadridge Financial Solutions may contain slightly different formatting than any proxy card provided by the Dream Chasers Group.

REVOCATION OF PROXIES
Any shareholder of record may revoke or change his or her proxy instructions at any time prior to the vote at the 2024 Annual Meeting by:
•
submitting a properly executed, subsequently dated proxy card that will revoke all prior proxy cards, including any proxy cards which solicit a proxy in favor of all of the incumbent directors;

•
instructing the Dream Chasers Group by telephone or via the Internet as to how you would like your shares voted (instructions are on your BLUE universal proxy card) or instructing the Company in accordance with the Company’s instructions as to how you would like your shares voted;

•
attending the 2024 Annual Meeting and withdrawing his or her proxy by voting in person (although attendance at the 2024 Annual Meeting will not in and of itself constitute revocation of a proxy); or

•
delivering written notice of revocation either to the Dream Chasers Group, c/o Okapi Partners LLC, 1212 Avenue of the Americas, 17th Floor, New York, New York 10036-1600, or the Corporate Secretary’s Office, 75 West 125th Street, New York, New York 10027, or any other address provided by the Company.

Although a revocation is effective if delivered to the Company, the Dream Chasers Group requests that either the original or a copy of any revocation be mailed to Dream Chasers Capital Group c/o Okapi Partners LLC, 1212 Avenue of the Americas, 17th Floor, New York, New York 10036-1600, so that the Dream Chasers Group will be aware of all revocations and can more accurately determine if and when the requisite proxies for the election of the Dream Chasers Nominee as a director have been received. The Dream Chasers Group may contact shareholders who have revoked their proxies.
IF YOU PREVIOUSLY SIGNED AND RETURNED A WHITE PROXY CARD TO THE COMPANY, THE DREAM CHASERS GROUP URGES YOU TO REVOKE IT BY (1) SIGNING, DATING AND RETURNING THE BLUE UNIVERSAL PROXY CARD IN THE ENCLOSED POSTAGE-PAID ENVELOPE, (2) INSTRUCTING US BY TELEPHONE OR VIA THE INTERNET AS TO HOW YOU WOULD LIKE YOUR SHARES VOTED, (3) ATTENDING THE 2024 ANNUAL MEETING AND VOTING IN PERSON OR (4) DELIVERING A WRITTEN NOTICE OF REVOCATION TO THE DREAM CHASERS GROUP OR TO THE SECRETARY OF THE COMPANY.
THE DREAM CHASERS GROUP AND THE COMPANY WILL EACH BE USING A UNIVERSAL PROXY CARD FOR VOTING ON THE ELECTION OF DIRECTORS AT THE 2024 ANNUAL MEETING, WHICH WILL INCLUDE THE NAMES OF ALL NOMINEES FOR ELECTION TO THE BOARD. SHAREHOLDERS WILL HAVE THE ABILITY TO VOTE FOR UP TO TWO NOMINEES ON THE DREAM CHASERS GROUP’S ENCLOSED BLUE UNIVERSAL PROXY CARD. IF YOU RECEIVE A BLUE PROXY CARD OR VOTING INSTRUCTION FORM, THERE IS NO NEED TO USE THE COMPANY’S WHITE PROXY CARD OR VOTING INSTRUCTION FORM, REGARDLESS OF HOW YOU WISH TO VOTE. IF YOU DO VOTE ON THE WHITE PROXY CARD, WE URGE YOU TO VOTE “FOR” THE DREAM CHASER GROUP NOMINEES AND “WITHHOLD” ON THE OPPOSED COMPANY NOMINEES.

VOTING
For Proposal 1, the election of directors, according to the Bylaws, the holders of a majority in voting power of the capital stock issued and outstanding and entitled to vote thereat, present in person or represented by proxy, shall constitute a quorum at the 2024 Annual Meeting. Abstentions will be counted as present for purposes of determining whether a quorum is present at the 2024 Annual Meeting, however abstentions and broker non-votes will have no effect on the outcome of Proposal 1.
In contested elections such as this one, the affirmative vote of a plurality of the votes cast at the 2024 Annual Meeting is required for the election of each director nominee (meaning that the two director nominees who receive the highest number of shares voted “FOR” their election by the common shareholders will be elected to the Board).
The affirmative vote of a majority of the votes cast by the shareholders entitled to vote is required for the approval of Proposal 2, 3 and 4. Abstentions and broker non-votes will not be taken into account in determining the outcome of the election and the votes on Proposals 2, 3 and 4 because abstentions and broker non-votes will have no effect on the election or these proposals since such actions do not represent votes cast.
Delaware law provides for the authorization of proxies by electronic means. Accordingly, you may submit your proxy by telephone or the Internet. To submit a proxy with voting instructions by telephone please call the telephone number listed on the BLUE universal proxy card. Proxies may also be submitted over the Internet. Please refer to the BLUE universal proxy card for the website information. In each case shareholders will be required to provide the unique control number which has been printed on each shareholder’s BLUE universal proxy card. In addition to the instructions that appear on the BLUE universal proxy card, step-by-step instructions will be provided by a recorded telephone message for those shareholders submitting proxies by telephone, or at the designated website for those shareholders submitting proxies over the Internet. Shareholders submitting their proxies with voting instructions by telephone or over the Internet will receive confirmation on the telephone that their vote by telephone was successfully submitted, and may provide an email address for confirmation that their vote by Internet was successfully submitted.
Under the rules and interpretations of NASDAQ, if you receive proxy materials from or on behalf of both the Dream Chasers Group and the Company, brokers, banks and other nominees will not be permitted to exercise discretionary authority regarding any of the proposals to be voted on at the Annual Meeting, whether “routine” or not. Because the Dream Chasers Group has initiated a contested proxy solicitation, there will be no “routine” matters at the Annual Meeting for any broker accounts that are provided with proxy materials by the Dream Chasers Group. As a result, there will be no broker non-votes by such banks, brokers or other nominees with respect to such accounts. If you do not submit any voting instructions to your broker, bank or other nominee with respect to such accounts, your shares in such accounts will not be counted in determining the outcome of any of the proposals at the Annual Meeting, nor will your shares be counted for purposes of determining whether a quorum exists. Broker non-votes will not be counted for purposes of determining whether a quorum is present or for voting purposes with regards to any of the Proposals.
YOUR VOTE IS EXTREMELY IMPORTANT. WE URGE YOU TO SIGN, DATE AND RETURN THE ENCLOSED BLUE UNIVERSAL PROXY CARD TODAY OR INSTRUCT US BY TELEPHONE OR VIA THE INTERNET TO VOTE FOR THE ELECTION OF JEFFREY BAILEY AND JEFF ANDERSON AND TO “WITHHOLD” ON THE OPPOSED COMPANY NOMINEES, AND TO VOTE “AGAINST” PROPOSAL 4.

COST AND METHOD OF SOLICITATION
The solicitation of proxies pursuant to this Proxy Statement is being made by the Dream Chasers Group.
Dream Chasers has entered into an agreement with Okapi Partners for solicitation and advisory services in connection with this solicitation, for which Okapi Partners will receive a fee not to exceed $150,000, together with reimbursement for its reasonable out-of-pocket expenses, and will be indemnified against certain liabilities and expenses, including certain liabilities under the federal securities laws. Okapi Partners will solicit proxies from individuals, brokers, banks, bank nominees and other institutional holders. The Dream Chasers Group has requested banks, brokerage houses and other custodians, nominees and fiduciaries to forward all solicitation materials to the beneficial owners of the shares they hold of record. Dream Chasers will reimburse these record holders for their reasonable out-of-pocket expenses in so doing. It is anticipated that Okapi Partners will employ approximately 30 persons to solicit stockholders for the Annual Meeting.
The entire expense of soliciting proxies is being borne by Dream Chasers. Costs of this solicitation of proxies are currently estimated to be approximately $350,000 (including, but not limited to, fees for attorneys, solicitors and other advisors, and other costs incidental to the solicitation). Dream Chasers estimates that through the date hereof its expenses in furtherance of, or in connection with, the solicitation are approximately $100,000. The actual amount could be higher or lower depending on the facts and circumstances arising in connection with any solicitation. Dream Chasers may seek reimbursement from the Company of all expenses it incurs in connection with this solicitation but does not intend to submit the question of such reimbursement to a vote of security holders of the Company.
The Board, which will consist of two of seven directors of the Board if Jeffrey Bailey and Jeff Anderson are elected, would be required to evaluate the requested reimbursement consistent with their fiduciary duties to the Company and its shareholders. Costs related to the solicitation of proxies include expenditures for attorneys, public relations, and other advisors, solicitors, printing, advertising, postage, transportation, litigation and other costs incidental to the solicitation.

OTHER MATTERS AND ADDITIONAL INFORMATION
The SEC has adopted rules that permit companies and intermediaries (such as brokers and banks) to satisfy the delivery requirements for proxy statements and annual reports with respect to two or more shareholders sharing the same address by delivering a single proxy statement addressed to those shareholders.
Once you have received notice from your bank or broker that it will be householding communication to your address, householding will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in householding and would prefer to receive a separate proxy statement and annual report, please notify your bank or broker and direct your request to the Corporate Secretary’s Office, 75 West 125th Street, New York, New York 10027.
Because Dream Chasers has initiated a contested proxy solicitation, we understand that banks and brokers with account holders who are shareholders of the Company will not be householding our proxy materials.
The SEC allows the “incorporation by reference” of information into this Proxy Statement, which allows the disclosure of important information to you by referring you to another document filed separately with the SEC. The information incorporated by reference is considered to be part of this Proxy Statement, except to the extent that the information is superseded by information in this Proxy Statement.
Please refer to the Company’s Proxy Statement and annual report for certain information and disclosure required by applicable law. Schedule II of this Proxy Statement contains information regarding persons who beneficially own more than 5% of the shares and the ownership of the shares by the directors and management of the Company.
Any statement contained in this Proxy Statement or in a document incorporated or deemed to be incorporated by reference herein will be deemed to be modified or superseded for purposes of this Proxy Statement to the extent that a statement contained herein or in any other subsequently filed document which also is or is deemed to be incorporated by reference herein modifies or supersedes such statement. Any statement so modified or superseded will not be deemed, except as so modified or superseded, to constitute a part of this Proxy Statement.
You should not assume that the information contained in this Proxy Statement is accurate as of any date other than the date of this Proxy Statement, and the mailing of this Proxy Statement to shareholders shall not create any implication to the contrary.
This Proxy Statement and all other solicitation materials in connection with this Proxy Solicitation will be available on the internet, free of charge, on the SEC’s website at https://www.sec.gov.

OTHER PROPOSALS
Except for those proposals set forth in this Proxy Statement, we are not aware of any other matters to be considered at the 2024 Annual Meeting. If, however, the Dream Chasers Group learns of any other proposals made at a reasonable time before the 2024 Annual Meeting, the Dream Chasers Group will either supplement this Proxy Statement and provide shareholders with an opportunity to vote by proxy directly on such matters or will not exercise discretionary authority with respect thereto. If other proposals are made thereafter, the persons named as proxies on the BLUE universal proxy card solicited by the Dream Chasers Group will vote such proxies in their discretion with respect to such matters.

OTHER INFORMATION ABOUT THE COMPANY
Based upon documents publicly filed by the Company, the mailing address of the principal executive offices of the Company is 75 West 125th Street, New York, New York 10027.
Certain information regarding the compensation of directors and executive officers, certain shareholders’ beneficial ownership of more than 5% of the Company’s voting securities, and certain other matters regarding the Company and its officers and directors is required to be contained in the Company’s Proxy Statement. Certain other information regarding the 2024 Annual Meeting, as well as procedures for submitting proposals for consideration at the 2024 annual meeting of shareholders of the Company, is also required to be contained in the Company’s Proxy Statement. Please refer to the Company’s Proxy Statement to review this information. Please note that because the Dream Chasers Group was not involved in the preparation of the Company’s Proxy Statement, the Dream Chasers Group cannot reasonably confirm the accuracy or completeness of certain information contained in the Company’s Proxy Statement. As we may distribute our definitive proxy statement before the Company files the Company’s Proxy Statement, we will provide any previously omitted information in a supplement filed as a revised definitive proxy statement, including completing references to the date, time and location of the 2024 Annual Meeting, as well as information relating to the Record Date. Dream Chasers anticipates that Additional information related to the foregoing information, as well as other important information, will be available in the Company’s Proxy Statement, which should be available on the SEC’s website at https://www.sec.gov.
The information concerning the Company and the proposals referenced in the Company’s Proxy Statement contained in this Proxy Statement has been taken from, or is based upon, publicly available documents on file with the SEC and other publicly available information. Although the Dream Chasers Group has no knowledge that would indicate that statements relating to the Company contained in this Proxy Statement that are made in reliance upon publicly available information are inaccurate or incomplete, to date we have not had access to the books and records of the Company related to such information and statements, were not involved in the preparation of such information and statements and are not in a position to verify such information and statements. All information relating to any person other than the Participants is based only on the knowledge of the Dream Chasers Group.
WE HAVE OMITTED FROM THIS PROXY STATEMENT CERTAIN DISCLOSURE REQUIRED BY APPLICABLE LAW THAT IS REQUIRED TO BE INCLUDED IN THE COMPANY PROXY STATEMENT RELATING TO THE 2024 ANNUAL MEETING BASED ON OUR RELIANCE ON RULE 14A-5(C) UNDER THE EXCHANGE ACT. THIS DISCLOSURE INCLUDES, AMONG OTHER THINGS, CURRENT BIOGRAPHICAL INFORMATION ON THE COMPANY’S DIRECTORS AND EXECUTIVE OFFICERS, INFORMATION CONCERNING EXECUTIVE COMPENSATION AND DIRECTOR COMPENSATION, INFORMATION CONCERNING THE BOARD AND ITS COMMITTEES OF THE BOARD, INFORMATION CONCERNING CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS, INFORMATION ABOUT THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM, INFORMATION ON HOW TO ATTEND THE 2024 ANNUAL MEETING AND VOTE IN PERSON, INFORMATION CONCERNING THE PROCEDURES FOR SUBMITTING STOCKHOLDER PROPOSALS AND DIRECTOR NOMINATIONS INTENDED FOR CONSIDERATION AT THE 2025 ANNUAL MEETING AND FOR CONSIDERATION FOR INCLUSION IN THE COMPANY’S PROXY MATERIALS FOR THAT MEETING, AND OTHER IMPORTANT INFORMATION. WE TAKE NO RESPONSIBILITY FOR THE ACCURACY OR COMPLETENESS OF ANY INFORMATION THAT WE EXPECT TO BE CONTAINED IN THE PRELIMINARY OR DEFINITIVE COMPANY PROXY STATEMENT. EXCEPT AS OTHERWISE NOTED HEREIN, THE INFORMATION IN THIS PROXY STATEMENT CONCERNING THE COMPANY HAS BEEN TAKEN FROM OR IS BASED UPON DOCUMENTS AND RECORDS ON FILE WITH THE SEC AND OTHER PUBLICLY AVAILABLE INFORMATION. STOCKHOLDERS ARE DIRECTED TO REFER TO THE COMPANY PROXY STATEMENT FOR THE FOREGOING INFORMATION. STOCKHOLDERS CAN ACCESS THE COMPANY PROXY STATEMENT AND ANY OTHER RELEVANT DOCUMENTS DISCLOSING THIS INFORMATION, WITHOUT COST, ON THE SEC’S WEBSITE AT WWW.SEC.GOV, OR BY WRITING TO THE COMPANY’S CORPORATE SECRETARY, C/O CARVER BANCORP, INC., 75 WEST 125TH STREET, NEW YORK, NEW YORK 10027.
Dated: November 4, 2024

CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS
This Proxy Statement contains forward-looking statements. All statements contained in this Proxy Statement that are not clearly historical in nature or that necessarily depend on future events are forward-looking, and the words “anticipate,” “believe,” “expect,” “potential,” “could,” “opportunity,” “estimate,” “plan,” and similar expressions are generally intended to identify forward-looking statements. The projected results and statements contained in this Proxy Statement that are not historical facts are based on current expectations, speak only as of the date of this Proxy Statement and involve risks, uncertainties and other factors that may cause actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by such projected results and statements. Assumptions relating to the foregoing involve judgments with respect to, among other things, future economic, competitive and market conditions and future business decisions, all of which are difficult or impossible to predict accurately and many of which are beyond the control of the Dream Chasers Group. Although the Dream Chasers Group believes that the assumptions underlying the projected results or forward-looking statements are reasonable as of the date of this Proxy Statement, any of the assumptions could be inaccurate and therefore, there can be no assurance that the projected results or forward-looking statements included in this Proxy Statement will prove to be accurate and therefore actual results could differ materially from those set forth in, contemplated by, or underlying those forward looking statements. In light of the significant uncertainties inherent in the projected results and forward-looking statements included in this Proxy Statement, the inclusion of such information should not be regarded as a representation as to future results or that the objectives and strategic initiatives expressed or implied by such projected results and forward-looking statements will be achieved. Except to the extent required by applicable law, the Dream Chasers Group will not undertake and specifically declines any obligation to disclose the results of any revisions that may be made to any projected results or forward-looking statements in this Proxy Statement to reflect events or circumstances after the date of such projected results or statements or to reflect the occurrence of anticipated or unanticipated events.

Annex A
INFORMATION CONCERNING PARTICIPANTS IN THE SOLICITATION
Below are the number of Shares that are beneficially owned (within the meaning of Rule 13d-3 under the Exchange Act) by each Participant as of the date of this Proxy Statement.1
A.	Dream Chasers2
Dream Chasers beneficially owns 238,300 Shares.
Percentage: Approximately 4.6%
B.	Herrera3
Herrera beneficially owns 81,100 Shares.
Percentage: Approximately 1.6%
C.	Winters3
Winters beneficially owns 157,000 Shares.
Percentage: Approximately 3.1%
D.	Bailey
Bailey beneficially owns 259,474 Shares, of which 161,200 Shares are jointly owned with his wife.4
Percentage: Approximately 5.0%
E.	Anderson
Anderson does not own any Shares in the Company.
Percentage: Approximately 0%

1
All percentage calculations for each of the Participants beneficial ownership set forth herein are based upon the aggregate of 5,140,872 shares of Common Stock outstanding as of the Record Date, as reported in the Company’s Proxy Statement.

2
Gregory Lewis is the sole manager of Dream Chasers and thereby may be deemed to have shared voting power and/or shared dispositive power, as applicable, with regard to, and therefore may be deemed to beneficially own (within the meaning of Rule 13d-3 under the Exchange Act), the Shares beneficially owned by Dream Chasers.

3
Herrera and Winters have each granted Dream Chasers a power of attorney to, among other things, vote their Shares pursuant to a Proxy and Power of Attorney dated as of November 1, 2024.

4
Bailey has entered into a Proxy and Power of Attorney that grants full voting and investment discretion over 98,800 Shares to Garrett Kyle Bailey. In total, Bailey owns an aggregate of 358,274 Shares, however beneficially owns for purposes of Section 13(d) 259,474 Shares.

SCHEDULE I
TRANSACTIONS IN SECURITIES OF THE COMPANY DURING THE PAST TWO YEARS
The Shares held by the Participants are or may be held in the ordinary course with other investment securities owned by each of them in comingled margin accounts with a prime broker, which prime broker may, from time to time, extend margin credit to such Participant, subject to applicable federal margin regulations, stock exchange rules and credit policies. The Shares referenced below that were or are held by the Participants were not purchased using margin credit.
The following transaction history shows all transactions by the Participants in Shares during the past two years.
Security	Date of Purchase/ Sale	Shares Purchased/ (Sold)
	DREAM CHASERS
Common Stock	5/12/2023	200
	KEVIN WINTERS
Common Stock	11/14/2022	(4100)
	SHAWN HERRERA
Common Stock	9/11/2024	4000
	JEFFREY BAILEY
Common Stock	9/8/2023	500
Common Stock	11/22/2023	2750
Common Stock	11/27/2023	10000
Common Stock	11/29/2023	5000
Common Stock	11/30/2023	5000
Common Stock	11/30/2023	5000
Common Stock	12/5/2023	2926
Common Stock	12/5/2023	1
Common Stock	12/5/2023	600
Common Stock	12/5/2023	172
Common Stock	12/5/2023	1301
Common Stock	12/6/2023	5000
Common Stock	12/7/2023	1000
Common Stock	12/8/2023	5000
Common Stock	12/15/2023	2000
Common Stock	1/4/2024	5000
Common Stock	1/8/2024	3184
Common Stock	1/8/2024	801
Common Stock	1/8/2024	800
Common Stock	1/8/2024	215
Common Stock	1/12/2024	100
Common Stock	1/12/2024	900
Common Stock	1/12/2024	5000
Common Stock	1/19/2024	1142
Common Stock	1/19/2024	3781
Common Stock	1/19/2024	77

Security	Date of Purchase/ Sale	Shares Purchased/ (Sold)
Common Stock	1/19/2024	200
Common Stock	1/19/2024	4300
Common Stock	1/19/2024	500
Common Stock	1/24/2024	1000

SCHEDULE II
SECURITY OWNERSHIP OF CERTAIN
BENEFICIAL OWNERS AND MANAGEMENT
The following table is reprinted from the Company’s Proxy Statement and contains information regarding persons who beneficially own more than 5% of the shares of Common Stock and the ownership of the shares by the directors and executive officers of the Company.
Stock Ownership of Certain Beneficial Owners
Name and Address of Beneficial Owners	Amount of Shares Owned and Nature of Beneficial Ownership	Percent of Shares of Common Stock Outstanding
5% Beneficial Stockholders
National Community Investment Fund 135 South LaSalle Street, Suite 3025 Chicago, IL 60603	399,821(1)	7.78%
Dream Chasers Capital Group LLC 26 Broadway, 8th Floor New York, New York 10004	497,774(2)	9.68%

(1)
Based on a Schedule 13G filed on July 21, 2023.

(2)
Based upon Schedule 13D jointly filed by Dream Chasers Capital Group LLC, Gregory Antonius Lewis, Shawn Paul Herrera, Kevin Scott Winters, and Jeffrey John Bailey with the SEC on October 22, 2024, which reports aggregate beneficial ownership of 497,774 shares of Common Stock. Includes 161,200 shares owned jointly with Jeffrey John Bailey’s wife, Michelle Bailey. Jeffrey John Bailey has entered into a Proxy and Power of Attorney that grants full voting and investment discretion over 98,800 Shares to Garrett Kyle Bailey. In total, Jeffrey John Bailey owns an aggregate of 358,274 Shares, however beneficially owns for purposes of Section 13(d) 259,474 Shares.

Stock Ownership of Management
Name	Title	Amount and Nature of Beneficial Ownership of Common Stock (1)	Percent of Common Stock Outstanding
Lewis P. Jones III	Chairperson of the Board	1,500	*
Pazel G. Jackson, Jr.	Director	6,326	*
Colvin W. Grannum	Director	2,740	*
Kenneth J. Knuckles	Director	2,000	*
Craig C. MacKay	Interim President and Chief Executive Officer, Director	6,000	*
Jillian E. Joseph	Director	1,667	*
Robin L. Nunn	Director	1,000	*
Christina L. Maier	First Senior Vice President and Chief Financial Officer	13,000	*
Marc S. Winkler	Senior Vice President and Chief Administrative Officer	6,000
All directors and other executive officers as a group (10 persons)		57,591	1.12%

*
Less than 1% of outstanding Common Stock.

(1)
Amounts of equity securities shown include shares of common stock subject to options exercisable within 60 days as follows: Mr. Jones — 1,000; Mr. Grannum — 1,000; Mr. Knuckles — 1,000; Mr. McKay — 1,000; Ms. Joseph — 667; all officers and directors as a group — 4,667.

SPECIAL INSTRUCTIONS
Please review this Proxy Statement and the enclosed materials carefully. YOUR VOTE IS VERY IMPORTANT, no matter how many or how few Shares you own.
1.
If your Shares are registered in your own name, please sign, date and mail the enclosed BLUE universal proxy card today to Dream Chasers Capital Group LLC, c/o Okapi Partners LLC, in the postage-paid envelope provided or instruct us by telephone or via the Internet today as to how you would like your Shares voted (instructions are on your BLUE universal proxy card).

2.
If your Shares are held in the name of a brokerage firm, bank nominee or other institution, only it can sign a BLUE universal proxy card with respect to your Shares and only after receiving your specific instructions. Accordingly, please contact the person responsible for your account and instruct that person to execute and return on your behalf the BLUE universal proxy card as soon as possible.

3.
After signing and returning the enclosed BLUE universal proxy card, we urge you NOT to return the Company’s white proxy card because only your latest dated proxy card will be counted.

4.
If you have previously signed and returned a white proxy card to the Company, you have every right to change your vote. Only your latest dated proxy card will count. You may revoke any proxy card already sent to the Company by signing, dating and returning the enclosed BLUE universal proxy card in the postage-paid envelope provided. Proxies may also be revoked at any time prior to exercise by: (i) attending the 2024 Annual Meeting and voting in person (although attendance at the 2024 Annual Meeting will not in and of itself constitute revocation of a proxy), (ii) instructing us by telephone or via the Internet as to how you would like your Shares voted (instructions are on your BLUE universal proxy card) or (iii) delivering a written notice of revocation. The written notice of revocation may be delivered either to the Dream Chasers Capital Group LLC c/o Okapi Partners LLC, 1212 Avenue of the Americas, 17th Floor, New York, New York 10036-1600, or to the Corporate Secretary’s Office at 75 West 125th Street, New York, New York 10027, or any other address provided by the Company.

We encourage all shareholders to vote electronically. If you do not have access to a touch-tone phone or the Internet, you may sign, date and return the enclosed BLUE universal proxy card from the Dream Chasers Group or voting instruction in the postage-paid envelope provided. If you have any questions concerning this Proxy Statement, would like to request additional copies of this Proxy Statement or need help voting your Shares, please contact:
Okapi Partners LLC
1212 Avenue of the Americas, 17th Floor
New York, New York 10036-1600
Shareholders Call Toll-Free: +1 (877) 629-6356
Banks and Brokers Call Collect: +1 (212) 297-0720
Email: info@okapipartners.com

PROXY
CARVER BANCORP, INC. ANNUAL MEETING OF STOCKHOLDERS
THIS PROXY IS SOLICITED BY THE DREAM CHASERS CAPITAL GROUP LLC. AND THE OTHER PARTICIPANTS IN ITS PROXY SOLICITATION (COLLECTIVELY, “DREAM CHASERS”)
THE BOARD OF DIRECTORS OF CARVER BANCORP, INC. IS NOT SOLICITING THIS PROXY
The undersigned hereby appoints Gregory Lewis, Bruce Goldfarb, Anthony Vecchio and Drew Chapman, and each of them, with full power of substitution, to act as Proxy for the undersigned, to vote all shares of Common Stock of Carver Bancorp, Inc. (“Carver” or the “Company”), that the undersigned is entitled to vote only at the Annual Meeting of Stockholders to be held on December 12, 2024 at 11:00 a.m., local time, and any adjournment or postponement thereof (the “Stockholders Meeting”), upon those matters as described in the Proxy Statement for the Stockholders’ Meeting, with all the powers the undersigned would possess if personally present at such meeting as follows:
This proxy, when properly executed, will be voted in the manner directed herein by the undersigned stockholder. Unless otherwise specified, this proxy will be voted “FOR” the Dream Chasers Nominees, “WITHHOLD” on the Opposed Company Nominees, and “AGAINST” Proposal 4. This proxy revokes all prior proxies given by the undersigned.
IMPORTANT: PLEASE SIGN AND DATE ON THE REVERSE SIDE

PLEASE DETACH ALONG PERFORATED LINE AND MAIL IN THE ENVELOPE PROVIDED
☒ Please mark vote as in this example

THE DREAM CHASERS GROUP URGES YOU TO VOTE YOUR BLUE UNIVERSAL PROXY CARD “FOR” THE DREAM CHASERS NOMINEES, TO “WITHHOLD” ON THE OPPOSED COMPANY NOMINEES, AND TO VOTE “AGAINST” PROPOSAL 4. THE DREAM CHASERS GROUP MAKES NO RECOMMENDATION WITH RESPECT TO PROPOSALS 2 AND 3.
You may vote “FOR” up to two nominees in total. If you vote on at least one nominee but fewer than two nominees in Proposal 1, your shares will only be voted “FOR” those nominees you have so marked. If you vote “FOR” more than two nominees, your votes on Proposal 1 will become invalid and not be counted.
Dated:

(Signature)

(Signature if held jointly)

(Title)

WHEN SHARES ARE HELD JOINTLY, JOINT OWNERS SHOULD EACH SIGN. EXECUTORS, ADMINISTRATORS, TRUSTEES, ETC., SHOULD INDICATE THE CAPACITY IN WHICH THEY ARE SIGNING. PLEASE SIGN EXACTLY AS NAME APPEARS ON THIS PROXY.
1.	ELECTION OF TWO PERSONS TO SERVE AS DIRECTORS OF THE COMPANY FOR A TERM OF ONE YEAR
	DREAM CHASERS NOMINEE	FOR	WITHHOLD
	a) Jeffrey Anderson	☐	☐
	b) Jeffrey John Bailey	☐	☐
	NOMINEES OF THE COMPANY OPPOSED BY DREAM CHASERS	FOR	WITHHOLD
	a) Jillian E. Joseph	☐	☐
	b) Kenneth J. Knuckles	☐	☐
2.	APPROVAL OF THE COMPANY’S 2024 EQUITY INCENTIVE PLAN
	FOR	AGAINST	ABSTAIN
	☐	☐	☐
3.	RATIFICATION OF THE APPOINTMENT OF AUDITORS
	FOR	AGAINST	ABSTAIN
	☐	☐	☐
4.	ADVISORY VOTE TO APPROVE THE COMPENSATION OF NAMED EXECUTIVE OFFICERS
	FOR	AGAINST	ABSTAIN
	☐	☐	☐

PLEASE DETACH ALONG PERFORATED LINE AND MAIL IN THE ENVELOPE PROVIDED
Electronic Voting Instructions
You can vote by internet or telephone!
Available 24 hours a day, 7 days a week!
Instead of mailing your proxy, you may choose one of the two voting methods outlined below to vote your proxy.
Proxies submitted by Internet or telephone must be received by
11:59 p.m., Eastern Time the day before the Annual Meeting date.
Vote by Internet - Log on to the internet and go to www.okapivote.com/CARV2024 - Follow the steps outlined on the secured website.
Vote by telephone - At no charge to you, call toll-free (888) 391-6465 within the USA, US territories & Canada any time on a touch tone telephone.